Exhibit 99.2
Last Updated 1/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2007 and 2006

		3 Mo. Ended December			12 Mo. Ended December
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$—	$13	$(13)	$284	$270	$14
2	Pinnacle West Energy	—	—	—	—	—	—
3	APS Energy Services	(2)	(2)	—	—	(3)	3
4	SunCor	5	3	2	12	50	(38)
5	El Dorado	(1)	(1)	—	(6)	(3)	(3)
6	Parent Company	1	(3)	4	9	3	6

7	Income From Continuing Operations	3	10	(7)	299	317	(18)

	Income (Loss) From Discontinued Operations — Net of Tax
8	Silverhawk	—	—	—	—	1	(1)
9	SunCor	3	8	(5)	11	10	1
10	Other	(3)	—	(3)	(3)	(1)	(2)

11	Total	—	8	(8)	8	10	(2)
12	Net Income	$3	$18	$(15)	$307	$327	$(20)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

13	Arizona Public Service	$—	$0.13	$(0.13)	$2.82	$2.70	$0.12
14	Pinnacle West Energy	—	—	—	—	—	—
15	APS Energy Services	(0.02)	(0.02)	—	(0.01)	(0.03)	0.02
16	SunCor	0.05	0.03	0.02	0.12	0.50	(0.38)
17	El Dorado	(0.01)	(0.01)	—	(0.06)	(0.03)	(0.03)
18	Parent Company	0.01	(0.03)	0.04	0.09	0.03	0.06

19	Income From Continuing Operations	0.03	0.10	(0.07)	2.96	3.17	(0.21)

	Income (Loss) From Discontinued Operations — Net of Tax
20	Silverhawk	—	—	—	—	—	—
21	SunCor	0.03	0.08	(0.05)	0.11	0.10	0.01
22	Other	(0.03)	—	(0.03)	(0.02)	—	(0.02)

23	Total	—	0.08	(0.08)	0.09	0.10	(0.01)

24	Net Income	$0.03	$0.18	$(0.15)	$3.05	$3.27	$(0.22)

25	BOOK VALUE PER SHARE	$35.09 *	$34.48	$0.61	$35.09 *	$34.48	$0.61

	COMMON SHARES OUTSTANDING (Thousands)
26	Average — Diluted	100,963	100,474	489	100,835	100,010	825
27	End of Period	100,486	99,959	527	100,486	99,959	838

*	Estimate

See Glossary of Terms.	Page 2 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2007 and 2006

		3 Mo. Ended December			12 Mo. Ended December
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
28	Residential	$263	$242	$21	$1,418	$1,271	$147
29	Business	323	302	21	1,354	1,239	115

30	Total retail	586	544	42	2,772	2,510	262
	Wholesale revenue on delivered electricity
31	Traditional contracts	7	(3)	10	33	22	11
32	Off-system sales	17	12	5	50	46	4
33	Transmission for others	7	7	—	29	26	3
34	Other miscellaneous services	10	9	1	34	31	3

35	Total regulated operating electricity revenues	627	569	58	2,918	2,635	283

	MARKETING AND TRADING
36	Electricity and other commodity sales	78	71	7	343	331	12

37	Total operating electric revenues	$705	$640	$65	$3,261	$2,966	$295

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
38	Residential	2,667	2,571	96	13,772	12,994	778
39	Business	3,685	3,584	101	15,400	14,976	424

40	Total retail	6,352	6,155	197	29,172	27,970	1,202
	Wholesale electricity delivered
41	Traditional contracts	190	166	24	923	883	40
42	Off-system sales	448	504	(56)	1,479	1,613	(134)
43	Retail load hedge management	125	340	(215)	1,025	1,590	(565)

44	Total regulated electricity	7,115	7,165	(50)	32,599	32,056	543

	MARKETING AND TRADING
45	Wholesale sales of electricity	2,334	3,690	(1,356)	10,620	16,355	(5,735)

46	Total electric sales	9,449	10,855	(1,406)	43,219	48,411	(5,192)

See Glossary of Terms.	Page 3 of 31

Last Updated 1/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2007 and 2006

		3 Mo. Ended December			12 Mo. Ended December
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

47	Deferred fuel and purchased power regulatory asset — beginning balance	$150	$209	$(59)	$160	$173	$(13)
48	Deferred fuel and purchased power costs — current period	(9)	19	(28)	189	244	(55)
49	Regulatory disallowance	—	—	—	(14)	—	(14)
50	Interest on deferred fuel	2	2	—	7	8	(1)
51	Amounts recovered through revenues	(32)	(70)	38	(231)	(265)	34

52	Deferred fuel and purchased power regulatory asset — ending balance	$111	$160	$(49)	$111	$160	$(49)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
53	Electricity and other commodity sales, realized (a)	$11	$17	$(6)	$54	$54	$—
54	Mark-to-market reversals on realized sales (a) (b)	(3)	(6)	3	(7)	(14)	7
55	Change in mark-to-market value of forward sales	2	(3)	5	1	—	1

56	Total gross margin	$10	$8	$2	$48	$40	$8

	By Pinnacle West Entity

57	APS	$—	$5	$(5)	$7	$14	$(7)
58	Pinnacle West	9	2	7	31	17	14
59	APS Energy Services	1	1	—	10	9	1
60	Pinnacle West Energy	—	—	—	—	—	—

61	Total gross margin	$10	$8	$2	$48	$40	$8

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2007, Pinnacle West had accumulated net mark-to-market gains of $9 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2008, $2 million; and thereafter, $7 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 53 and in line 54 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 54. For example, line 54 shows that a prior-period mark-to-market gain of $3 million was transferred to “realized” for the fourth quarter of 2007. A $3 million realized gain is included in the $11 million on line 53 for the fourth quarter of 2007.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Last Updated  1/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2007 and 2006

		3 Mo. Ended December			12 Mo. Ended December
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
62	Residential	972,654	949,132	23,522	966,013	936,464	29,549
63	Business	121,898	117,342	4,556	120,314	115,431	4,883

64	Total	1,094,552	1,066,474	28,078	1,086,327	1,051,895	34,432
65	Wholesale customers	56	80	(24)	61	77	(16)

66	Total customers	1,094,608	1,066,554	28,054	1,086,388	1,051,972	34,416

67	Customer growth (% over prior year)	2.6%	4.1%	(1.5)%	3.3%	4.4%	(1.1)%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

68	Residential	2,702	2,634	68	13,369	13,004	365
69	Business	3,660	3,603	57	15,236	15,016	220

70	Total	6,362	6,237	125	28,605	28,020	585

	RETAIL USAGE (KWh/Average Customer)

71	Residential	2,742	2,709	33	14,257	13,876	381
72	Business	30,230	30,552	(322)	127,998	129,749	(1,751)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

73	Residential	2,778	2,775	3	13,839	13,886	(47)
74	Business	30,027	30,706	(679)	126,644	130,082	(3,438)

	ELECTRICITY DEMAND (MW)

75	System peak demand	5,376	5,316	60	7,545	7,652	(107)
See Glossary of Terms.

Last Updated  1/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2007 and 2006

		3 Mo. Ended December			12 Mo. Ended December
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ENERGY SOURCES (GWH)

	Generation production
76	Nuclear	1,430	1,868	(438)	7,793	6,988	805
77	Coal	3,350	3,337	13	13,342	13,176	166
78	Gas, oil and other	1,553	1,628	(75)	6,700	7,384	(684)

79	Total generation production	6,333	6,833	(500)	27,835	27,548	287

	Purchased power
80	Firm load	913	223	690	5,388	4,290	1,098
81	Marketing and trading	2,730	4,326	(1,596)	12,516	18,868	(6,352)

82	Total purchased power	3,643	4,549	(906)	17,904	23,158	(5,254)

83	Total energy sources	9,976	11,382	(1,406)	45,739	50,706	(4,967)

	POWER PLANT PERFORMANCE

	Capacity Factors
84	Nuclear	57%	75%	(18)%	79%	71%	8%
85	Coal	87%	87%	0%	87%	87%	0%
86	Gas, oil and other	21%	22%	(1)%	23%	25%	(2)%
87	System average	47%	50%	(3)%	52%	51%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
88	Nuclear	470	267	203	204	153	51
89	Coal	164	155	9	158	82	76
90	Gas	264	286	(22)	271	89	182

91	Total	898	708	190	633	324	309

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated  1/30/2008
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended December 31, 2007 and 2006

		3 Mo. Ended December			12 Mo. Ended December
Line		2007	2006	Incr (Decr)	2007	2006	Incr (Decr)

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
92	Palo Verde	$57.18	$52.72	$4.46	$61.43	$56.76	$4.67
93	SP15	$68.13	$62.16	$5.97	$66.44	$61.95	$4.49
	Off-Peak
94	Palo Verde	$44.39	$39.62	$4.77	$41.24	$37.09	$4.15
95	SP15	$50.71	$46.27	$4.44	$45.99	$40.61	$5.38

	WEATHER INDICATORS

	Actual
96	Cooling degree-days	595	457	138	5,161	4,695	466
97	Heating degree-days	398	383	15	995	851	144
98	Average humidity	30%	33%	(3)%	30%	28%	2%
	10-Year Averages
99	Cooling degree-days	441	441	—	4,640	4,640	—
100	Heating degree-days	296	296	—	840	840	—
101	Average humidity	38%	38%	0%	33%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
102	Single-family	1,877	2,939	(1,062)	21,168	26,507	(5,339)
103	Multi-family	2,436	817	1,619	12,833	9,895	2,938

104	Total	4,313	3,756	557	34,001	36,402	(2,401)

	Arizona Job Growth (c) (d)
105	Payroll job growth (% over prior year)	1.6%	5.1%	(3.5)%	3.0%	5.4%	(2.4)%
106	Unemployment rate (%, seasonally adjusted)	3.8%	4.1%	(0.3)%	3.8%	4.1%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect periods ended November 30, 2007 (latest available data) and November 30, 2006.

See Glossary of Terms.